SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


       THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
  ("Second Amendment"), made and entered into this 5th
  day of August, 1999, to be effective as of the
  1st   day of May, 1999, by and between DIMON Incorporated
  (the "Company") and Albert C. Monk, III (the
  "Executive").

       WHEREAS, DIMON International, Inc. was merged into
  DIMON Incorporated, and DIMON Incorporated is the successor in interest to that certain Employment
  Agreement (the "Agreement") dated October 18, 1994, which was effective as of July 1, 1994, entered into by the Executive. The Company and the Executive have agreed to modify Section 3.1 of the Agreement to reflect certain understandings between the parties with regard to the expiration date of the Initial Term and the provisions for notice regarding expiration of the Term of the Executive's employment.

       NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Executive agree that the Agreement shall be amended as follows:

       1.   The date "June 30, 1999" used in subsection
  (i) of the first sentence of Section 3.1 shall be replaced with the date "October 31, 1999" such that the first sentence of Section 3.1 shall read as follows:

                 3.1  Term of Employment.  The
            term of the Executive's employment
            (the "Initial Term") under this
            Agreement shall be effective as of
            July 1, 1994, and shall continue
            until the earliest to occur of the
            following (the "Termination Date"):
            (i) October 31, 1999 (except as
            otherwise provided in this Section
            3.1); (ii) the last day of the
            Employment Year (as defined in this
            Section 3.1) in which the Executive
            attains the age of sixty-five (65);
            (iii) the date of death of the
            Executive; (iv) the date coinciding
            with the end of one hundred eighty
            (180) days of continuous "Total
            Disability" of the Executive (as
            defined in ARTICLE 7); (v) the
            specified date of termination under
            the Notice Exception (as defined in
            Section 3.2); (vi) the date of
            termination under the Cause Exception
            (as defined in Section 3.3); or (vii)
            the date the Executive terminates his
            employment for Good Reason (as
            defined in Section 3.4).

       2.   The date "May 1" used in the third sentence of
  Section 3.1 shall be replaced with the date "September 1" such that the third sentence of Section 3.1 shall read as follows:

            If either party hereto desires for
            the Term to expire at the end of the
            Initial Term or at the end of any

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            succeeding one-year Extension Period,
            such party shall give written notice
            of such desire to the other party no
            later than September 1 of the
            Employment Year (as defined in this
            Section 3.1) in which the Initial
            Term will expire or September 1 of
            any succeeding one-year Extension
            Period.

       3.   The date "July 1" used in the last sentence of
  Section 3.1 shall be replaced with the date "November 1" such that the sentence reads as follows:

            Each twelve-month period beginning
            November 1 during the Term is
            referred to herein as an "Employment
            Year."

       IN WITNESS WHEREOF, the parties have executed this Second Amendment to Employment Agreement on the day and year first above written.

                                     EXECUTIVE



                                     /s/  Albert C. Monk, III
                                     ____________________________
                                     Albert C. Monk, III

  WITNESS


  /s/  Debra F. Alderson
  Debra F. Alderson
  _________________________

                                     DIMON INCORPORATED


                                         /s/  Richard O. O'Reilly
                                     By: Richard O. O'Reiley
                                     ______________________

                                     Its: Senior Vice President -
                                          Human Relations
                                     ______________________

  Attest:

  /s/  John O. Hunnicutt
  John O. Hunnicutt
  _________________________
  Secretary/Assistant Secretary


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